SUMMARY PROSPECTUS March 1, 2021
T. ROWE PRICE
Multi-Strategy Total Return Fund
TMSRX TMSSX TMSAX	Investor Class I Class Advisor Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2021, as amended or supplemented, and Statement of Additional Information, dated March 1, 2021, as amended or supplemented.

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Investment Objective(s)

The fund seeks strong long-term risk adjusted returns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the Investor Class or I Class, which are not reflected in the table.

Fees and Expenses of the Fund

	Investor Class		I Class	Advisor Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20	[a]	—	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%		1.00%	1.00%

Distribution and service (12b-1) fees	—		—	0.25

Other expenses	0.56		0.50 [e]	0.92

Acquired fund fees and expenses	0.24		0.24	0.24

Total annual fund operating expenses	1.80	[b]	1.74 [b]	2.41 [b]

Fee waiver/expense reimbursement	(0.51)[c,d]		(0.60)[c,e]	(0.71)[c,f]

Total annual fund operating expenses after fee waiver/expense reimbursement	1.29	[b,d]	1.14 [b,e]	1.70 [b,f]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b The figures shown in the fee table do not match the “Ratios to average net assets” shown in the Financial Highlights table, as those figures do not include acquired fund fees and expenses and exclude expenses permanently waived as a result of investments in other T. Rowe Price Funds.

c T. Rowe Price Associates, Inc., is required to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fee paid by each underlying T. Rowe Price Fund related to the fund’s investment therein. The amount of the waiver will vary each fiscal year in proportion to the amount invested in other T. Rowe Price Funds. The T. Rowe Price Funds would be required to seek regulatory approval in order to terminate this arrangement.

d T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2022) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.19%. The agreement may only be terminated at any time after February 28, 2022, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.19%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.19%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

e T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2022) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage;

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nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.05% of the class’ average daily net assets. The agreement may only be terminated at any time after February 28, 2022, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and a previous limitation of 0.05%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

f T. Rowe Price Associates, Inc., has contractually agreed (through February 28, 2022) to waive its fees and/or bear any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses) that would cause the class’ ratio of expenses to average daily net assets to exceed 1.60%. The agreement may only be terminated at any time after February 28, 2022, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement (and a previous limitation of 1.60%) are subject to reimbursement to T. Rowe Price Associates, Inc., by the fund whenever the class’ expense ratio is below 1.60%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price Associates, Inc., if such repayment does not cause the class’ expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’ current expense limitation.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that any current expense limitation arrangement remains in place for the period noted in the table above; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$131	$485	$863	$1,924
I Class	116	458	823	1,851
Advisor Class	173	684	1,221	2,692

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 99.5% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund uses a highly flexible investment approach in an effort to provide attractive returns, relative to the returns on cash, that are uncorrelated to moves in the broader equity and fixed income markets through various market environments, as well as to maintain low overall volatility. The fund has broad discretion in seeking investments and utilizes a wide range of

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strategies to invest across a variety of asset classes including stocks, fixed-income securities, and derivatives.

The fund primarily seeks exposure to the following strategies, which rely on both fundamental and quantitative research, and are described in more detail below: Macro and Absolute Return; Fixed Income Absolute Return; Equity Research Long/Short; Quantitative Equity Long/Short; Volatility Relative Value; Style Premia; Dynamic Global FX; Dynamic Credit; Global Stock; and Sector Strategies. The fund’s allocation to a particular strategy will vary, and the fund may not have exposure to all of the strategies at all times. The fund’s overall allocation to each component strategy is driven by both risk analytics and the adviser’s outlook on the global economy and securities markets. Through exposure to these strategies, the fund seeks returns that are independent of market direction.

The fund expects to primarily allocate its overall portfolio among the following strategies:

Macro and Absolute Return This strategy seeks to leverage T. Rowe Price’s global research expertise to select investments that represent, in the adviser’s opinion, the best investment ideas across all equity and fixed income asset classes. The ideas can be macro in nature, meaning that they rely on T. Rowe Price’s analysis and prediction of large-scale events or trends that create the potential for strong performance, or they can be security-specific ideas that are focused on the expected return of a particular security or group of securities. This strategy may use call and put options, equity index futures, bond or interest rate futures, total return swaps, and credit default swaps.

Fixed Income Absolute Return This flexible fixed income strategy seeks consistent positive returns without constraints to particular benchmarks or fixed income asset classes, such as government-issued securities or corporate bonds. The strategy has broad discretion to adjust duration (which measures price sensitivity to interest rate changes), credit exposure (which refers to the allocation between investment-grade and non-investment grade instruments, commonly known as junk bonds), and overall volatility (which refers to the amount of risk associated with the strategy as a whole) based on interest rates and global fixed income investing conditions. The fund may invest in the T. Rowe Price Dynamic Global Bond Fund as an efficient means of gaining exposure to this strategy. While most assets are typically invested in bonds and other debt instruments, this strategy also uses interest rate futures, interest rate swaps, forward currency exchange contracts, and credit default swaps.

Equity Research Long/Short This strategy relies on T. Rowe Price’s extensive fundamental research capabilities to provide long and short exposure to global large-cap stocks. Utilizing a proprietary global rating system developed and maintained by T. Rowe Price, long positions are established in the stocks of companies that the adviser views as most attractive within the large-cap stock universe and short positions are established in companies viewed as least attractive. The strategy leverages T. Rowe Price analyst convictions in companies to create a dynamically traded component portfolio that seeks to achieve returns that are not closely correlated with the returns of the overall equity markets.

Quantitative Equity Long/Short This strategy relies on T. Rowe Price’s quantitative research capabilities to provide long and short exposure to small- and mid-cap U.S. stocks. Utilizing

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quantitative models developed by T. Rowe Price, stocks are ranked based on various metrics with long positions established in higher ranked securities and short positions established in lower ranked securities.

Volatility Relative Value This strategy compares the market price of an option to our own forecast of the risk associated with the option’s underlying reference asset (including, among others, a treasury future or an equity index). Based on this analysis, we can form a view on whether that option is trading above or below fair value. We select investments for the strategy by selling options (if they are deemed overpriced by the adviser) and buying options (if they are deemed underpriced by the adviser).

Style Premia This strategy analyzes various instruments across certain asset classes, which primarily include currencies, equity index futures, and bond or interest rate futures, in order to select investments based on whether the instrument exhibited positive characteristics or factors. Instruments in each asset class are evaluated based on factors the adviser believes to be predictive of attractive return. These factors include, but are not limited to, value (which focuses on investments that appear cheap over those that appear expensive), momentum (which focuses on investments that have performed well over those that have underperformed over a given period of time), and carry (which focuses on investments with natural or implied higher yields over those with lower yields, seeking to capture the tendency for higher-yielding assets to provide higher returns than lower-yielding assets). The resulting component portfolio aims to have positive (“long”) exposure to instruments that measured favorably under our factors and negative (“short”) exposure to those that measured unfavorably.

Dynamic Global FX This global currency strategy uses forward currency exchange contracts to generate returns by gaining long or short exposure to certain currencies that are expected to increase or decrease in value relative to other currencies. Investments selected for the portfolio represent high-conviction views driven by T. Rowe Price’s extensive research platform and include a diversified set of developed and emerging markets.

Dynamic Credit This is a highly flexible strategy that invests in a variety of debt instruments (including derivatives) with an emphasis on finding asymmetric long and short opportunities in individual issuers while actively managing volatility inherent in credit investing. The fund may invest in the T. Rowe Price Dynamic Credit Fund to gain exposure to this strategy.

Global Stock This strategy seeks to capture the excess return of T. Rowe Price’s Global Stock Fund over its benchmark. The underlying equity strategy, the Global Stock Fund, reflects a growth style and seeks to obtain exposure to stocks in at least five countries, including both developed and, to a lesser extent, emerging markets. To implement this strategy, the fund may invest in the Global Stock Fund (or securities that align with the strategy) and short a basket of equity futures and/or use a variety of total return swaps, consisting of both long and short positions, on specific stocks that align with the Global Stock Fund’s portfolio relative to its benchmark.

Sector Strategies To implement this strategy, the fund will gain exposure to a mix of broad sectors, including, for example, the technology, industrials, consumer, health sciences, financial services, natural resources, and real estate sectors. This strategy seeks to capture the excess

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return of a mix of sector strategies over each strategy’s respective benchmark. The allocation to specific sectors will change over time. The fund may invest in T. Rowe Price sector-focused funds and/or securities that align with the desired sector mix and short a basket of equity futures, and/or use a variety of total return swaps, consisting of both long and short positions, on specific stocks that align with the mix of underlying sectors relative to their respective benchmarks.

The fund has considerable flexibility in seeking capital preservation over time and low overall volatility, and its portfolio is constructed with a goal of providing consistent returns during any market environment. While the fund may lose value at times, the goal is to avoid periods of loss that coincide with negative returns in traditional asset classes, particularly equities. The fund’s adviser may adjust the portfolio and overall risk profile by making tactical decisions to overweight or underweight particular strategies, asset classes, or sectors based on the adviser’s outlook for the global economy and securities markets or risk considerations, as well as by establishing additional long or short positions outside of the strategies listed above, either through derivatives or physical securities.

The fund is “nondiversified,” meaning it may invest a greater portion of its assets in fewer issuers than is permissible for a “diversified” fund.

The fund may invest in securities issued by both U.S. and non-U.S. issuers, including issuers in emerging market countries. The fund may invest in stocks issued by companies of any market capitalization. The fixed and floating rate securities in which the fund may invest include bonds issued by U.S. and foreign corporations and governments, and bank loans. The fund may gain exposure to short-term investment-grade corporate and government securities through investments in the T. Rowe Price Ultra Short-Term Bond and the T. Rowe Price Institutional Cash Reserves Funds. The fund may invest in debt instruments of any maturity, duration, or credit rating, including high yield or “junk” bonds. The fund may obtain exposure to commodities by investing in shares of one or more exchange-traded funds and exchange-traded notes (and total return swaps involving exchange-traded funds and exchange-traded notes) that invest in commodities.

The fund has the flexibility to obtain long and short positions through a variety of derivative instruments. When the fund takes a long position, it purchases a security that it anticipates will benefit from an increase in the price of that security. Similarly, taking a long position through a derivative instrument will benefit from an increase in the price of the underlying instrument. When a fund takes a short position, the fund borrows the security from a third party and sells it at the then current market price. A short position will benefit from a decrease in price of the security and will lose value if the price of the security increases. The fund establishes its short positions through derivative instruments, which will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Simultaneously engaging in long investing and short selling is designed to reduce the net exposure of the overall portfolio to general market movements.

Derivatives in which the fund will invest include total return swaps, total return basket swaps, options, bond or other interest rate futures, equity index futures, forward currency exchange

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contracts, and credit default swaps for a variety of purposes, such as to efficiently access or adjust exposure to certain market segments, or in an attempt to manage portfolio volatility.

The fund expects to maintain long and short positions in equity securities, fixed income instruments, and commodity-based exchange-traded funds through total return swaps and total return basket swaps. Total return swaps and total return basket swaps may be used to obtain exposure to a security without owning or taking physical custody of such security. Total return swaps and total return basket swaps are bilateral contracts that provide all of the economic benefits and risks equivalent to direct investments. The value of these swaps also reflects a “financing cost” which includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. While a long equity position will benefit from an increase in price of the security (or underlying security), a short equity position will benefit from a decrease in price of the security or underlying security and will lose value if the price of the security increases.

The fund’s use of options can involve selling or buying put or call options in order to monetize the adviser’s views on expected forward realized volatility, or for hedging purposes. Call options give the investor the right to purchase (when the investor purchases the option), or the obligation to sell (when the investor “writes” or sells the option), an asset at a predetermined price in the future. Put options give the purchaser of the option the right to sell, or the seller (or “writer”) of the option the obligation to buy, an asset at a predetermined price in the future. The fund’s use of options will primarily involve equity index options, but is expected to also include options on individual equities or in other asset classes. The fund has flexibility to write options with or without holding the underlying reference asset.

The fund may enter into a futures contract pursuant to which it agrees to sell an asset at a specified price at a specified point in the future. The fund’s use of futures typically serves as an efficient means of gaining exposure to a particular segment of the market (for example, to increase the fund’s exposure to movements in a particular index), to reduce (or hedge) the risk associated with price movements in an underlying asset by offsetting long and short positions, to adjust portfolio duration, or to reduce volatility either for the fund as a whole or within one of its underlying strategies.

The fund uses forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate, primarily to reflect the adviser’s outlook on the strength or weakness of the U.S. dollar compared to foreign currencies and the relative value of various foreign currencies to one another, although they may be used to protect certain holdings from adverse currency movements or to moderate the fund’s overall currency exposure. The fund has flexibility to purchase and sell currencies independently of whether the fund owns instruments denominated in those currencies. The fund may take a short position in a currency, which means that the fund could sell a currency in excess of its assets denominated in that currency or sell a currency even if it does not own any assets denominated in that currency.

The fund may buy or sell credit default swaps involving a specific issuer or an index in order to adjust the fund’s overall credit exposure, as well as to protect the value of certain portfolio

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holdings. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as defaults and bankruptcies related to an issuer or underlying credit instrument.

The fund may engage in active and frequent trading of portfolio instruments to achieve its investment objective.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of stocks held by the fund may decline due to general weakness or volatility in the stock markets in which the fund invests or because of factors that affect a particular company or industry.

Fixed income markets Economic and other market developments can adversely affect the fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Derivatives The fund uses derivatives including total return swaps, total return basket swaps, options, bond or other interest rate futures, equity index futures, forward currency exchange

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contracts, and credit default swaps, and is therefore potentially exposed to additional losses not typically associated with direct investments in traditional securities. In addition, for instruments not traded on an exchange, there is a risk that a counterparty to the transaction could default and fail to meet its obligations under the derivatives contract. The values of the fund’s positions in such derivatives will fluctuate in response to changes in the value of the underlying index or security and the fund is exposed to the risk that the underlying index or security will not move in a direction that is favorable to the fund.

Additionally, to the extent the fund is required to segregate or “set aside” liquid assets or otherwise cover open derivatives positions, the fund may be required to sell portfolio holdings to meet these segregation requirements. There is a possibility that the fund would be required to segregate a large percentage of the fund’s assets, which could impede portfolio management or the fund’s ability to meet redemption requests or other current obligations.

Leverage Establishing short positions and investing in futures contracts, options and swaps and other derivative instruments could give rise to economic leverage. These transactions may expose the fund to greater risk and increase its costs. The use of leverage may cause the fund to liquidate portfolio holdings when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage.

Short positions A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the fund to suffer a (potentially unlimited) loss. Short sales may also involve transaction and financing costs that will reduce potential fund gains and increase potential fund losses.

Options When the fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other reference assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund.

Swaps The fund’s use of total return swaps, total return basket swaps, and credit default swaps subjects the fund to credit risks (if the counterparty fails to meet its obligations) and market risks (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset). Credit default swap agreements involve additional risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual credit event (such as default by the issuer of the underlying obligation), as opposed to a credit downgrade or other indication of financial difficulty.

Forwards and futures contracts There may be an imperfect correlation between the change in market value of an instrument held by the fund and the price of a forward or futures contract. In addition, there may be a lack of a liquid secondary market for a forward or futures contract, which could result in an inability to close a forward or futures contract when desired. The fund may experience losses caused by unanticipated market movements, which are potentially unlimited. The fund is also subject to the risk that the fund’s adviser is unable to

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predict correctly the direction of securities prices, interest rates, currency exchange rates and other factors.

Risk models and quantitative models Risk models are designed to provide risk forecasts, and as such realized risk can be materially different from expected risk as implied by the model. Since portfolio positioning is informed by the risk estimates, realized portfolio returns may be different (e.g., lower returns and/or greater experienced portfolio volatility) than intended by the adviser. In addition, the fund relies on quantitative models and the analysis of specific metrics to construct part of the fund’s overall portfolio. The impact of risk and quantitative metrics on a security’s performance can be difficult to predict, and securities that previously possessed certain desirable characteristics may not continue to demonstrate those same characteristics in the future. Relying on risk and quantitative models entails the risks that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that the adviser may not be successful in selecting securities for investment or determining the weighting of particular securities in the fund’s portfolio. Any of these factors could cause the fund to underperform funds with similar strategies that do not select securities through the use of risk-based and/or quantitative models.

Currency exposure Because the fund invests in securities issued in foreign currencies, the fund is subject to the risk that it could experience losses based solely on the weakness of foreign currencies versus the U.S. dollar and changes in the exchange rates between such currencies and the U.S. dollar.

International investing Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Emerging markets Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Commodities Exposure to commodities may subject the fund to greater volatility than investments in traditional securities. The commodities markets may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors

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affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs, and international economic, political, and regulatory developments.

Bank loans Investments in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. The fund’s ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price. Transactions involving bank loans may have significantly longer settlement periods than more traditional investments (settlement can take longer than 7 days) and often involve borrowers whose financial condition is troubled or highly leveraged, which increases the risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Interest rates The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments such as the discontinuation and replacement of benchmark rates are likely to affect the level of interest rates.

LIBOR Transition Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the fund’s performance and/or net asset value.

Credit quality An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. Securities that are rated below investment grade carry greater risk of default and should be considered speculative.

Junk investing Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, and loans that are rated below investment grade, expose the fund to greater volatility and credit risk than investments in securities that are rated investment grade. Issuers of junk bonds and loans are usually not as strong financially and are more likely to suffer an adverse change in financial condition that would result in the inability to meet a

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financial obligation. As a result, bonds and loans rated below investment grade carry a higher risk of default and should be considered speculative.

Exchange-traded funds The fund will bear its proportionate share of the fees and expenses of each exchange-traded fund in which it invests. An investment in an exchange-traded fund involves substantially the same risks as investing directly in the exchange-traded fund’s underlying assets, although an exchange-traded fund may trade at a premium or discount to the actual net asset value of its portfolio securities, may have greater price volatility than its underlying assets, and its shares may have lower overall liquidity.

Liquidity The fund may not be able to meet requests to redeem shares issued by the fund without significant dilution of the remaining shareholders’ interest in the fund. In addition, the fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Markets with lower overall liquidity could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Nondiversification As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The fund’s share price can be expected to fluctuate more than that of a similar fund that is more broadly diversified.

Active management The fund’s overall investment program and holdings selected by the fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

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MULTI-STRATEGY TOTAL RETURN FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	7.59%	Worst Quarter	3/31/20	-3.21%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	13

Average Annual Total Returns
	Periods ended
	December 31, 2020

		Since	Inception
	1 Year	inception	date
Investor Class			02/23/2018
Returns before taxes	13.20%	5.51%
Returns after taxes on distributions	11.70	4.11
Returns after taxes on distributions
and sale of fund shares	7.82	3.62
I Class			02/23/2018
Returns before taxes	13.38	5.64

ICE BofA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)
	0.67	1.62 [a]

a Return since 2/23/18.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Richard de los Reyes	Cochair of Investment Advisory Committee	2018	2006
Stefan Hubrich	Cochair of Investment Advisory Committee	2018	2005

Purchase and Sale of Fund Shares

The Investor Class and Advisor Class generally require a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers. Advisor Class shares may generally only be purchased through a financial intermediary or retirement plan. The Advisor Class has not incepted and is not yet available for public purchase.

The I Class requires a $1 million minimum initial investment and there is no minimum for additional purchases, although the initial investment minimum generally is waived for financial intermediaries, retirement plans, and certain client accounts for which T. Rowe Price or its affiliate has discretionary investment authority.

T. ROWE PRICE	14

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F1112-045 3/1/21